SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report
                                December 5, 2002


                             TECHNEST HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State or other jurisdiction of incorporation)



     000-27023                                                   88-0357272
(Commission File No.)                                         (IRS Employer ID)



                           90 Grove Street, Suite 205
                              Ridgefield, CT 06778
              (Address of principal executive offices and zip code)


                                 (203) 431-1611
              (Registrant's telephone number, including area code)



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ITEM 6. Resignation of Registrant's Directors

On December 5, 2002, Michael Sheppard resigned as an officer and director of the Company. The resignation was not because of a disagreement with the Company on any matter relating to the Company's operations, policies or practices.


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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:   January 17, 2003

            TECHNEST HOLDINGS, INC.
  BY:   /s/ Mark Allen
            Mark Allen, Director






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